                     [LOGO OF EXCELSIOR FUNDS APPEARS HERE]



                            Fixed Income Portfolios


                                 ANNUAL REPORT

                                 March 31, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Short-Term Government Securities Fund....................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Managed Income Fund......................................................    5
STATEMENTS OF ASSETS AND LIABILITIES......................................    6
STATEMENTS OF OPERATIONS..................................................    7
STATEMENTS OF CHANGES IN NET ASSETS.......................................    8
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   10
PORTFOLIOS OF INVESTMENTS
 Short-Term Government Securities Fund....................................   12
 Intermediate-Term Managed Income Fund....................................   13
 Managed Income Fund......................................................   14
NOTES TO FINANCIAL STATEMENTS.............................................   15
INDEPENDENT AUDITORS' REPORT..............................................   21
FEDERAL TAX INFORMATION...................................................   22

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 .  Initial Purchase and Prospectus Information and Shareholder Services 1-800-
   446-1012 (From overseas, call 617-557-8280)
 .  Current Price and Yield Information 1-800-446-1012
 .  Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for the Excelsior Funds. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

  Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong-- though narrowly focused--domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty--regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy--created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

  On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies--and widespread investor concerns about them--have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

  The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

  I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  During the fiscal year ended March 31, 1999, the fixed-income markets were again strong, though volatility was pronounced. The tug of war between domestic inflationary forces and the crisis in Asia continued unabated in the fiscal first quarter. The taxable market and the long end of the Treasury market proved strong; municipals, however, underperformed, given a large supply and lackluster interest from investors due to the low interest-rate environment.

  The fiscal second quarter saw a solid rally in the fixed-income markets given global economic concerns combined with a lack of supply of U.S. Treasuries. The yield on Treasury bonds actually reached a 30-year low, as investors' rattled by crises in foreign markets and the prospect of slower growth domestically, led to a flight to quality. The rally in Treasuries marked a significant change in economic conditions and market sentiment. In July, the Federal Reserve was close to raising rates, but finally lowered the federal funds rate by 25 basis points. Shrinkage in the supply of Treasury issues left the market with insufficient liquidity to hedge exposure elsewhere, exacerbating demand. Consequently, Treasuries left other fixed-income categories, such as municipals and mortgage-backed securities, far behind in the rally.

  In the fiscal third quarter, fears mounted that global problems would blow up, that liquidity would dry up, and/or that the domestic economy would slow. In response, the Federal Reserve elected to lower interest rates several times. At the same time, many of the global problems were being acknowledged and--if not solved--at least being addressed. Here at home, economic activity (retailing, autos, housing starts, etc.) continued robust. Stocks, which had stumbled earlier in the year, rallied. Bonds, which had already had an excellent (if volatile) year, marked time.

  In the fiscal fourth quarter, the fixed-income markets continued to mark time. Treasury yields increased slightly, though more for longer maturities than short. Municipal bond yields moved up and down, but in the end were hardly changed from prior-quarter levels. On the taxable side, investors were likely to find more opportunities--more spread products, newer products (new TIPS issuance)--to produce yields. Municipal rates remained relatively attractive.

  The reasons? The economic situation remained much the same as it had in the previous quarter. That is, the U.S. economy remained extremely strong with very low inflation. Along with this, we noted a shortage of supply for both Treasuries and municipals. Even as rates appeared to want to rise because of the strong domestic economy, the consensus view at the start of the quarter appeared to be that the U.S. economy would slow and the Federal Reserve would ease interest rates. There were also concerns regarding Latin America and Asia, and this bolstered the case for additional Fed easing of interest rates. This view shifted gradually--as the U.S. economy continued to display strength and emerging market concerns ebbed--toward a neutral Fed bias. In fact, the Fed made no move to increase or decrease rates in the period. Rates basically seemed to be adjusting to the Fed bias, the modest selloff a corrective to the "easing" bias that had already been built into the market.

  Looking forward, we remain cautiously optimistic. We don't see much that would drive interest rates much lower over the near term; the economy and stock market remain strong, and it is hard to conceive of the Fed lowering rates anytime soon. But neither do we see anything looming that would drive rates much higher--barring a sudden pickup in the inflation rate. Essentially, continued low inflation and favorable technical factors point toward a relatively narrow trading range in the months ahead, and perhaps lower rates looking further out.

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  The Fund's structure and strategy remained consistent throughout the fiscal year ended March 31, 1999. The Fund utilizes a combination of federal government and agency securities in a manner consistent with the Fund's investment objective to seek a high level of current income consistent with stability of principal. Reflecting our concerns regarding illiquidity and credit quality in the marketplace, we emphasized both the highest quality and the most liquid securities -- both of which proved to be the best places to be during the year. The overweight in agency issues added substantially to the yield and provided moderately better price performance than Treasuries. For the twelve months ended March 31, 1999, the Fund achieved a total return of 5.54%.* For the five year period ended March 31, 1999, the Fund's cumulative total return was 31.72%.* Looking ahead, we feel the yield advantage of agencies over Treasuries continues to remain attractive.


---------------------------------------------
    Short-Term Government Securities Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/13/99*
---------------------------------------------
1 year   5 years   Since Inception (12/31/92)
---------------------------------------------
5.54%     5.66%              5.14%
---------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                      SHORT-TERM                     LEHMAN BROTHERS 1-3
                GOVERNMENT SECURITIES                  YEAR GOVERNMENT
  DATE                  FUND                             BOND INDEX**

12/31/92              $10,000                             $10,000
 3/31/93              $10,170                             $10,220
 3/31/94              $10,385                             $10,490
 3/31/95              $10,832                             $10,950
 3/31/96              $11,619                             $11,790
 3/31/97              $12,173                             $12,420
 3/31/98              $12,961                             $13,350
 3/31/99              $13,679                             $14,164

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Short-Term Government Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
-------------------------------------------------------------------------------

  In the beginning months of the fiscal year, the Fund's overweight position in slightly longer maturities (relative to its benchmark and most competitors) contributed meaningfully to performance as long maturity issues outpaced shorter maturities in the period. At that time, we increased the Fund's representation among high-grade commercial and mortgage-backed corporate securities with an eye toward boosting the portfolio's yield. The Fund benefited as rates dropped and the yield curve grew steeper in the second fiscal quarter. Throughout the period we worked within the intermediate-term area (three to ten years, as per Fund guidelines), emphasizing high-quality securities (nothing below A-rated). We also used agency paper more extensively for greater yield potential. This positioning proved successful in the third fiscal quarter, as the overweight position in agency, corporate and mortgage securities provided increased income and price gains relative to Treasuries. Heading into the final fiscal quarter, the third-quarter trend reversed, and lower-quality securities outperformed their higher-quality peers. This detracted from the Fund's performance, given its overallocation of high-quality securities. Also, the Fund's slightly longer duration proved to be no advantage for the three months, though its overweight in mortgage-backed and commercial mortgages--which tightened relative to Treasuries--did prove a positive. For the fiscal year ended March 31, 1999, the Fund achieved a total return of 6.02%* and ranked 71 out of 257 funds, based on total return, in the Lipper Intermediate Investment Grade Debt Funds category.*** The Fund also performed well for the five year period ended March 31, 1999, ranking 35 out of 119 funds in the same Lipper category with a cumulative total return of 42.19%*. Looking ahead to the new fiscal year, we remain cautiously optimistic regarding market prospects in general, yet confident in the Fund's structure and strategy.

---------------------------------------------
   Intermediate-Term Managed Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
 1 year   5 years  Since Inception (12/31/92)
---------------------------------------------
  6.02%    7.29%            6.51%
---------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Intermediate-Term Managed     Lehman Brothers Intermediate
            Income Fund                   Govt/Corp Bond Index**

12/31/92            $10,000                         $10,000
03/31/93            $10,386                         $10,400
03/31/94            $10,433                         $10,660
03/31/95            $10,949                         $11,140
03/31/96            $12,167                         $12,220
03/31/97            $12,562                         $12,790
03/31/98            $13,990                         $14,020
03/31/99            $14,834                         $14,941


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Intermediate-Term Managed Income Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                        MANAGED INCOME FUND
--------------------------------------------------------------------------------


  In comparison with its benchmark, the Fund maintained an overweight position in longer-duration and higher credit quality securities throughout the fiscal year ended March 31, 1999. This proved successful in the first three fiscal quarters, as long-maturity issues and high-quality securities outperformed shorter maturity and lower-quality securities. This situation reversed itself in the final fiscal quarter, however, as lower-quality securities outperformed their higher-quality counterparts. This had an understandably negative impact on the Fund, given its large over allocation of very high-quality securities. The Fund's slightly longer duration proved to be of no particular advantage during the three-month period. On a positive note, the portfolio was overweighted in mortgage-backed securities and commercial mortgages, which tightened relative to Treasuries during the quarter. For the fiscal year ended March 31, 1999, the Fund posted a total return of 5.95%* and ranked 31 out of 154 funds, based on total return, in the Lipper Corporate Debt A-Rated category,** for the same period. The Fund has also performed well long-term, ranking 18 and 10 among 83 and 42 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1999, with cumulative total returns of 43.50%* and 136.81%,* respectively. Looking ahead to the new fiscal year, we remain confident in the Fund's structure and strategy.

---------------------------------------------
            Managed Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
   1 year         5 years      10 years
---------------------------------------------
   5.95%           7.48%         9.00%
---------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                 Lehman Brothers Govt/Corp
        Managed Income Fund              Bond Index***

3/31/89       $10,000                      $10,000
3/31/90       $11,203                      $11,170
3/31/91       $12,700                      $12,566
3/31/92       $14,016                      $13,996
3/31/93       $16,222                      $15,997
3/31/94       $16,502                      $16,437
3/31/95       $17,172                      $17,191
3/31/96       $19,251                      $19,069
3/31/97       $19,816                      $19,920
3/31/98       $22,352                      $22,388
3/31/99       $23,681                      $23,852


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Managed Income Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 1999

                                                   Intermediate-
                                      Short-Term       Term
                                      Government      Managed       Managed
                                      Securities      Income         Income
                                         Fund          Fund           Fund
                                      -----------  -------------  ------------
  ASSETS:
   Investments, at cost--see
    accompanying portfolios.........  $52,327,317  $128,096,701   $218,486,407
                                      ===========  ============   ============
   Investments, at value (Note 1)...  $52,135,684  $127,328,754   $218,239,707
   Interest receivable..............      700,930     1,080,190      1,500,984
   Receivable for fund shares sold..      --             43,936        117,459
   Prepaid expenses.................          167         2,573          4,409
                                      -----------  ------------   ------------
   Total Assets.....................   52,836,781   128,455,453    219,862,559
  LIABILITIES:
   Payable for dividends declared...      156,529       564,061        763,173
   Payable for investments
    purchased.......................      --            --           2,986,638
   Payable for fund shares redeemed.       49,271        55,985        141,811
   Investment advisory fees payable
    (Note 2)........................        5,051        26,284        114,110
   Administration fees payable
    (Note 2)........................        4,896        17,187         26,699
   Administrative service fees
    payable (Note 2)................        4,189         7,060          6,142
   Directors' fees payable (Note 2).          346           975          1,656
   Accrued expenses and other
    payables........................       27,225        40,516         54,158
                                      -----------  ------------   ------------
   Total Liabilities................      247,507       712,068      4,094,387
                                      -----------  ------------   ------------
  NET ASSETS........................  $52,589,274  $127,743,385   $215,768,172
                                      ===========  ============   ============
  NET ASSETS consist of:
   Undistributed net investment
    income..........................  $    19,896  $      6,430   $     91,559
   Accumulated net realized gain
    (loss) on investments...........      164,459      (266,124)     1,111,622
   Unrealized depreciation of
    investments.....................     (191,633)     (767,947)      (246,700)
   Par value (Note 4)...............        7,474        17,912         24,006
   Paid-in capital in excess of par
    value...........................   52,589,078   128,753,114    214,787,685
                                      -----------  ------------   ------------
  Total Net Assets..................  $52,589,274  $127,743,385   $215,768,172
                                      ===========  ============   ============
  Shares of Common Stock Outstanding
   (Note 4).........................    7,473,792    17,911,964     24,005,771
  NET ASSET VALUE PER SHARE.........        $7.04         $7.13          $8.99
                                            =====         =====          =====


                       See Notes to Financial Statements
                                       6

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 1999

                                                      Intermediate-
                                          Short-Term      Term
                                          Government     Managed      Managed
                                          Securities     Income       Income
                                             Fund         Fund         Fund
                                          ----------  ------------- -----------
  INVESTMENT INCOME:
   Interest income......................  $2,488,273   $6,592,207   $12,179,465
                                          ----------   ----------   -----------
  EXPENSES:
   Investment advisory fees (Note 2)....     138,914      391,319     1,560,341
   Administration fees (Note 2).........      70,846      171,062       318,309
   Administrative servicing fees
    (Note 2)............................      41,017       74,590        66,277
   Custodian fees.......................      14,657       29,807        55,031
   Registration and filing fees.........      12,033       12,859        13,721
   Shareholder servicing agent fees.....       8,813       19,603        29,917
   Legal and audit fees.................       5,545       14,397        37,644
   Shareholder reports..................       3,615       10,087        17,970
   Directors' fees and expenses
    (Note 2)............................       1,612        4,444         8,158
   Miscellaneous expenses...............      13,667       20,853        30,499
                                          ----------   ----------   -----------
   Total Expenses.......................     310,719      749,021     2,137,867
   Fees waived and reimbursed by
    investment adviser
    and administrators (Note 2).........     (41,017)     (74,590)     (274,397)
                                          ----------   ----------   -----------
   Net Expenses.........................     269,702      674,431     1,863,470
                                          ----------   ----------   -----------
  NET INVESTMENT INCOME.................   2,218,571    5,917,776    10,315,995
                                          ----------   ----------   -----------
  REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):
   Net realized gain on security trans-
    actions.............................     593,923    2,456,793     3,569,699
   Change in unrealized
    appreciation/depreciation of
    investments during the year.........    (422,604)  (2,155,194)   (1,914,414)
                                          ----------   ----------   -----------
  Net realized and unrealized gain on
   investments..........................     171,319      301,599     1,655,285
                                          ----------   ----------   -----------
  Net increase in net assets resulting
   from operations......................  $2,389,890   $6,219,375   $11,971,280
                                          ==========   ==========   ===========



                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                                     Intermediate-
                                        Short-Term       Term
                                        Government      Managed       Managed
                                        Securities      Income         Income
                                           Fund          Fund           Fund
                                        -----------  -------------  ------------
  Year Ended March 31, 1999
  Net investment income...............  $ 2,218,571  $  5,917,776   $ 10,315,995
  Net realized gain on investments....      593,923     2,456,793      3,569,699
  Change in unrealized
   appreciation/depreciation of
   investments during the year........     (422,604)   (2,155,194)    (1,914,414)
                                        -----------  ------------   ------------
  Net increase in net assets resulting
   from operations....................    2,389,890     6,219,375     11,971,280
  Distributions to shareholders:
   From net investment income.........   (2,233,996)   (5,917,776)   (10,412,635)
   From net realized gain on
    investments.......................      --         (2,092,147)    (5,832,403)
   In excess of net realized gain on
    investments.......................      --           (266,124)       --
  Increase in net assets from fund
   share transactions (Note 4)........   19,886,756    34,864,828     23,945,143
                                        -----------  ------------   ------------
  Net increase in net assets..........   20,042,650    32,808,156     19,671,385
  NET ASSETS:
   Beginning of year..................   32,546,624    94,935,229    196,096,787
                                        -----------  ------------   ------------
   End of year (1)....................  $52,589,274  $127,743,385   $215,768,172
                                        ===========  ============   ============
   (1) Including undistributed net
       investment income..............  $    19,896  $      6,430   $     91,559
                                        ===========  ============   ============
  Year Ended March 31, 1998
  Net investment income...............  $ 1,662,258  $  4,917,994   $ 10,645,744
  Net realized gain on investments....       13,550       523,007      8,505,576
  Change in unrealized
   appreciation/depreciation of
   investments during the year........      313,752     3,735,347      3,888,688
                                        -----------  ------------   ------------
  Net increase in net assets resulting
   from operations....................    1,989,560     9,176,348     23,040,008
  Distributions to shareholders:
   From net investment income.........   (1,662,258)   (4,917,994)   (10,645,744)
   From net realized gain on
    investments.......................      --            --            (257,074)
  Increase (decrease) in net assets
   from fund share
   transactions (Note 4)..............    1,415,543    12,235,436     (1,936,571)
                                        -----------  ------------   ------------
  Net increase in net assets..........    1,742,845    16,493,790     10,200,619
  NET ASSETS:
   Beginning of year..................   30,803,779    78,441,439    185,896,168
                                        -----------  ------------   ------------
   End of year (2)....................  $32,546,624  $ 94,935,229   $196,096,787
                                        ===========  ============   ============
 --------
   (2) Including undistributed net
       investment income..............  $    20,454  $      1,212   $    182,630
                                        ===========  ============   ============

 --------


                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds, Inc.
Financial Highlights-Selected Per Share Data and Ratios


  For a Fund share outstanding throughout each period.


                                                                                     Distributions Distributions
                           Net Asset             Net Realized    Total    Dividends    From Net    in Excess of
                            Value,      Net     and Unrealized    From     From Net    Realized    Net Realized
                           Beginning Investment  Gain (Loss)   Investment Investment    Gain on       Gain on
                           of Period   Income   on Investments Operations   Income    Investments   Investments
                           --------- ---------- -------------- ---------- ---------- ------------- -------------
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1995...................   $6.93     $0.33        $(0.04)      $0.29      $(0.33)        --            --
   1996...................    6.89      0.40          0.09        0.49       (0.40)        --            --
   1997...................    6.98      0.38         (0.06)       0.32       (0.37)        --            --
   1998...................    6.93      0.37          0.07        0.44       (0.37)        --            --
   1999...................    7.00      0.34          0.04        0.38       (0.34)        --            --
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March 31,
   1995...................   $6.83     $0.39        $(0.07)      $0.32      $(0.39)        --         $(0.01)
   1996...................    6.75      0.43          0.31        0.74       (0.43)        --            --
   1997...................    7.06      0.41         (0.19)       0.22       (0.41)        --            --
   1998...................    6.87      0.41          0.36        0.77       (0.41)        --            --
   1999...................    7.23      0.39          0.04        0.43       (0.39)     $(0.13)        (0.01)
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March 31,
   1995...................   $8.57     $0.51        $(0.18)      $0.33      $(0.51)        --            --
   1996...................    8.39      0.55          0.44        0.99       (0.54)        --            --
   1997...................    8.84      0.51         (0.24)       0.27       (0.51)        --            --
   1998...................    8.60      0.49          0.58        1.07       (0.49)     $(0.01)          --
   1999...................    9.17      0.46          0.08        0.54       (0.46)      (0.26)          --

  * Commencement of operations
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.


                       See Notes to Financial Statements

                                                 Ratio of   Ratio of    Ratio of
                                                   Net        Gross       Net
                  Net Asset         Net Assets, Operating   Operating  Investment
                   Value,               End      Expenses   Expenses     Income   Portfolio   Fee
      Total          End    Total    of Period  to Average to Average  to Average Turnover  Waivers
  Distributions   of Period Return    (000's)   Net Assets Net Assets+ Net Assets   Rate    (Note 2)
  -------------   --------- ------  ----------- ---------- ----------- ---------- --------- --------
     $(0.33)        $6.89    4.30%   $ 25,216      0.61%      0.67%       4.80%      198%      --
      (0.40)         6.98    7.27%     25,068      0.61%      0.80%       5.72%       77%    $0.01
      (0.37)         6.93    4.77%     30,804      0.61%      0.70%       5.42%       82%     0.01
      (0.37)         7.00    6.47%     32,547      0.62%      0.69%       5.28%       35%      --
      (0.34)         7.04    5.54%     52,589      0.58%      0.67%       4.79%      114%     0.01

     $(0.40)        $6.75    4.95%   $ 47,928      0.66%      0.68%       5.91%      682%      --
      (0.43)         7.06   11.13%     68,640      0.64%      0.68%       6.06%      129%      --
      (0.41)         6.87    3.25%     78,441      0.63%      0.68%       5.91%      129%      --
      (0.41)         7.23   11.37%     94,935      0.61%      0.66%       5.68%       86%      --
      (0.53)         7.13    6.02%    127,743      0.60%      0.67%       5.29%      229%      -- ++

     $(0.51)        $8.39    4.06%   $ 86,024      1.00%      1.12%       6.09%      492%    $0.01
      (0.54)         8.84   11.86%     88,900      0.96%      1.12%       6.09%      165%     0.01
      (0.51)         8.60    3.17%    185,896      0.90%      1.04%       5.90%      238%     0.01
      (0.50)         9.17   12.79%    196,097      0.90%      1.02%       5.51%      538%     0.01
      (0.72)         8.99    5.95%    215,768      0.90%      1.03%       4.96%      268%     0.01


                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Short-Term Government Securities Fund





  Principal                                                  Coupon    Value
   Amount                                                     Rate   (Note 1)
  ---------                                                  ------ -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 93.63%
             Federal Home Loan Bank
 $10,750,000 06/02/00.....................................    5.63% $10,798,257
   3,000,000 02/26/02.....................................    5.13    2,979,237
             Federal Home Loan Mortgage Corp.
  15,140,000 12/14/01.....................................    4.75   14,912,855
             Federal National Mortgage Association
   2,000,000 04/01/99.....................................    4.72+   2,000,000
   4,000,000 06/12/00.....................................    5.65    4,022,172
   2,500,000 08/10/00.....................................    5.55    2,511,990
   2,000,000 08/06/03.....................................    5.94    2,007,306
   1,098,612 Pool #190748, 04/01/01.......................    5.50    1,094,317
             Private Export Funding Corp.
     320,000 03/15/01.....................................    5.50      321,487
             U.S. Treasury Notes
   2,000,000 07/31/99.....................................    5.88    2,008,126
   3,500,000 11/15/00.....................................    5.75    3,539,375
   3,000,000 12/31/02.....................................    5.63    3,043,125
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $49,429,880)...........................           49,238,247
                                                                    -----------

                                                                        Value
  Shares                                                              (Note 1)
  ------                                                             -----------
 OTHER SHORT-TERM INVESTMENTS -- 5.51%
 1,447,726 Dreyfus Government Cash Management Fund........           $ 1,447,726
 1,449,711 Fidelity U.S. Treasury II Fund.................             1,449,711
                                                                     -----------
           TOTAL OTHER SHORT-TERM INVESTMENTS
           (Cost $2,897,437)..............................             2,897,437
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $52,327,317*).......................................   99.14% $52,135,684
 OTHER ASSETS & LIABILITIES (NET)..........................    0.86      453,590
                                                             ------  -----------
 NET ASSETS................................................  100.00% $52,589,274
                                                             ======  ===========

--------
*Aggregate cost for Federal tax and book purposes.
+Discount Rate

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Intermediate-Term Managed Income Fund





  Principal                                                 Coupon     Value
   Amount                                                    Rate    (Note 1)
  ---------                                                 ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 48.59%
             Federal Home Loan Bank
 $ 1,825,000 11/25/08....................................    5.88%  $ 1,786,978
             Federal Home Loan Mortgage Corp.
      12,847 Pool #218374, 07/01/02......................   10.50        13,238
   2,000,000 04/25/21....................................    6.75     2,047,580
             Federal National Mortgage Association
   3,000,000 04/06/99....................................    4.72+    2,998,005
  10,000,000 12/24/07....................................    6.48    10,067,810
   5,466,418 Pool #380542, 08/01/08......................    6.15     5,482,456
   5,841,674 Pool #437416, 09/01/28......................    6.00     5,684,907
   1,279,657 Pool #439102, 09/01/28......................    6.00     1,245,316
   5,044,546 Pool #459648, 01/01/29......................    5.50     4,771,430
             Government National Mortgage Association
      84,759 Pool #195801, 01/15/17......................    8.50        89,626
     139,282 Pool #195833, 04/15/17......................    8.50       147,280
      95,561 Pool #212760, 04/15/17......................    8.50       101,049
      71,755 Pool #334299, 05/15/23......................    8.00        74,807
   1,502,568 Pool #367412, 11/15/23......................    6.00     1,461,776
   3,143,572 Pool #366379, 12/15/23......................    6.50     3,132,890
   3,280,460 Pool #353454, 05/15/27......................    7.50     3,380,413
   2,915,566 Pool #460827, 06/15/28......................    6.50     2,905,659
   4,987,244 Pool #2699, 01/20/29........................    6.00     4,826,912
             U.S. Treasury Bond
   4,710,000 08/15/17....................................    8.88     6,279,019
             U.S. Treasury Note
   1,500,000 08/15/02....................................    6.38     1,554,844
     595,000 07/15/06....................................    7.00       650,967
   3,500,000 11/15/08....................................    4.75     3,372,033
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $62,617,377)..........................            62,074,995
                                                                    -----------
 CORPORATE BONDS -- 21.46%
   2,650,000 Associates Corp. of North America, 07/15/02.    6.38     2,702,743
   2,750,000 Baker Hughes, Inc., 02/15/09................    6.00     2,683,530
   1,500,000 Bank One Corp., Series A, 02/17/09..........    6.00     1,461,462
   2,550,000 BB&T Corp., 06/30/05........................    6.38     2,534,065
   1,500,000 Comerica Bank, 10/15/02.....................    7.25     1,558,416
   1,075,000 Daimler-Benz North America, Series A,
             09/15/06....................................    7.38     1,151,710
   2,500,000 Emerson Electric Co., 03/15/09..............    5.85     2,488,695
   4,000,000 Ford Motor Credit Co., 02/23/04.............    5.75     3,971,232
   3,600,000 General Motors Corp., 05/01/05..............    6.25     3,607,934
   3,000,000 Household Finance Corp., 07/15/02...........    6.13     2,999,481
   2,230,000 McDonald's Corp., 05/11/01..................    5.90     2,251,210
                                                                    -----------
             TOTAL CORPORATE BONDS (Cost $27,559,444)....            27,410,478
                                                                    -----------

  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.37%
 $ 4,844,406 Commercial Mortgage Acceptance Corp., 1998-
             C2 A1, 03/15/06............................     5.80% $  4,773,120
   2,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
             07/17/13...................................     7.23     2,086,670
   1,914,208 First Union-Lehman Brothers-Bank of
             America, 1998-C2 A1, 06/18/07..............     6.28     1,932,307
   1,925,000 First Union-Lehman Brothers-Bank of
             America, 1998-C2 A2, 11/18/08..............     6.56     1,959,121
   1,730,639 Mortgage Capital Funding, Inc., 1998-MC1
             A1, 06/18/07...............................     6.42     1,756,729
   2,300,000 Nationslink Funding Corp., 1998-2 A2,
             07/20/08...................................     6.48     2,330,670
   4,750,000 Nomura Asset Securities Corp., 1998-D6 A1B,
             03/17/28...................................     6.59     4,791,871
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $19,606,923).........................             19,630,488
                                                                   ------------
 ASSET-BACKED SECURITIES -- 9.14%
   2,000,000 Capital Auto Receivables Asset Trust, 1999-
             1 A3, 08/15/04.............................     5.68     2,005,990
   3,925,000 Caterpillar Financial Asset Trust, 1998-A
             A3, 04/25/03...............................     5.85     3,935,421
   2,500,000 Daimler-Benz Vehicle Trust, 1998-A A4,
             12/22/03...................................     5.22     2,456,662
   3,340,000 First USA Credit Card Master Trust, 1998-9
             A, 09/18/06................................     5.28     3,281,400
                                                                   ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $11,758,543).........................             11,679,473
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 2.06%
   2,650,000 Mercantile Safe Deposit & Trust, 02/15/01
             (Cost $2,650,000)..........................     5.23     2,628,906
                                                                   ------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 3.06%
   1,948,754 Dreyfus Government Cash Management Fund....              1,948,754
   1,955,660 Fidelity U.S. Treasury II Fund.............              1,955,660
                                                                   ------------
             TOTAL OTHER SHORT-TERM INVESTMENTS
             (Cost $3,904,414)..........................              3,904,414
                                                                   ------------
 TOTAL INVESTMENTS (Cost $128,096,701*)..................   99.68% $127,328,754
 OTHER ASSETS & LIABILITIES (NET)........................    0.32       414,631
                                                           ------  ------------
 NET ASSETS..............................................  100.00% $127,743,385
                                                           ======  ============

--------
* For Federal income tax purposes, the tax basis of investments aggregates $128,106,521.
+ Discount Rate


                      See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Managed Income Fund





  Principal                                                 Coupon    Value
   Amount                                                    Rate    (Note 1)
  ---------                                                 ------ ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 50.75%
             Federal National Mortgage Association
 $38,675,000 02/13/04....................................    5.13% $ 38,006,232
             Government National Mortgage Association
   4,873,507 Pool #2562, 03/20/28........................    6.00     4,716,833
   5,787,176 Pool #2576, 04/20/28........................    6.00     5,601,130
   2,990,688 Pool #2687, 12/20/28........................    6.00     2,894,544
   5,000,000 Pool #457999, 01/15/29......................    6.00     4,864,260
             U.S. Treasury Bonds
  35,040,000 08/15/17....................................    8.88    46,712,700
   5,320,000 08/15/19....................................    8.13     6,699,875
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $109,669,062).........................           109,495,574
                                                                   ------------
 ASSET-BACKED SECURITIES -- 20.94%
   3,000,000 California Infrastructure SDG&E, 1997-1 A5,
             09/25/05....................................    6.19     3,045,345
   7,000,000 Capital Auto Receivables Asset Trust, 1999-1
             A2, 06/15/02................................    5.58     7,023,205
   4,000,000 Caterpillar Financial Asset Trust, 1998-A
             A3, 04/25/03................................    5.85     4,010,620
   6,965,000 Citibank Credit Card Master Trust I, 1998-9
             A, 01/09/06.................................    5.30     6,795,298
   3,500,000 ContiMortgage Home Equity Loan Trust, 1998-2
             A5, 09/15/16................................    6.28     3,519,267
   5,580,000 First USA Credit Card Master Trust, 1998-9
             A, 09/18/06.................................    5.28     5,482,099
   6,250,000 Green Tree Home Equity Loan Trust, 1999-A
             A2, 02/15/14................................    5.78     6,220,344
   4,150,000 MBNA Master Credit Card Trust, 1998-J A,
             02/15/06....................................    5.25     4,092,668
   5,000,000 Peco Energy Transition Trust, 1999-A A4,
             03/01/07....................................    5.80     5,000,725
                                                                   ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $45,435,594)..........................            45,189,571
                                                                   ------------

  Principal                                               Coupon     Value
   Amount                                                  Rate     (Note 1)
  ---------                                               ------  ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.55%
 $ 4,812,964 Bear Stearns Commercial Mortgage
             Securities, 1998-C1 A1, 10/16/07..........     6.34% $  4,870,407
   6,000,000 Commercial Mortgage Asset Trust, 1999-C1
             B, 07/17/13...............................     7.23     6,260,010
   3,182,371 First Union-Lehman Brothers-Bank of
             America, 1998-C2 A1, 06/18/07.............     6.28     3,212,460
   5,000,000 Morgan Stanley Capital I, 1999-WF1 B,
             10/15/08..................................     6.32     4,956,675
   3,850,000 Mortgage Capital Funding, Inc., 1997-MC2
             A2, 09/20/07..............................     6.66     3,921,552
   2,796,374 Mortgage Capital Funding, Inc., 1998-MC1
             A1, 06/18/07..............................     6.42     2,838,529
   3,524,411 Nationslink Funding Corp., 1998-2 A1,
             11/20/07..................................     6.00     3,512,798
   4,000,000 Nationslink Funding Corp., 1998-2 A2,
             07/20/08..................................     6.48     4,053,340
   4,200,000 Nomura Asset Securities Corp., 1998-D6
             A1B, 03/17/28.............................     6.59     4,237,023
                                                                  ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $37,844,805)........................             37,862,794
                                                                  ------------
 CORPORATE BONDS -- 8.42%
   5,000,000 Associates Corp. of North
             America, Series H, 09/27/02...............     6.71     5,141,205
   8,000,000 Ford Motor Credit Co., 02/23/04...........     5.75     7,942,464
   5,000,000 Morgan Stanley Dean Witter & Co.,
             08/01/02..................................     6.38     5,075,735
                                                                  ------------
             TOTAL CORPORATE BONDS (Cost $18,004,582)..             18,159,404
                                                                  ------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 3.49%
   3,766,184 Dreyfus Government Cash Management Fund...              3,766,184
   3,766,180 Fidelity U.S. Treasury II Fund............              3,766,180
                                                                  ------------
             TOTAL OTHER SHORT-TERM INVESTMENTS
             (Cost $7,532,364).........................              7,532,364
                                                                  ------------
 TOTAL INVESTMENTS (Cost $218,486,407*).................  101.15% $218,239,707
 OTHER ASSETS & LIABILITIES (NET).......................   (1.15)   (2,471,535)
                                                          ------  ------------
 NET ASSETS.............................................  100.00% $215,768,172
                                                          ======  ============

--------
* Aggregate cost for Federal tax and book purposes.



                       See Notes to Financial Statements
                                       14

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (a) Portfolio Valuation:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investment in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1999, Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $407,000 and $335,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Intermediate-Term Managed Income Fund incurred, and elected to defer, net capital losses of approximately $256,000 for the year ended March 31, 1999.

    At March 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                      Net
                                      Tax Basis     Tax Basis      Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation (Depreciation) (Depreciation)
                                     ------------ -------------- --------------
   Short-Term Government Securities
    Fund...........................    $130,498    $  (322,131)    $(191,633)
   Intermediate-Term Managed Income
    Fund...........................     331,662     (1,109,429)     (777,767)
   Managed Income Fund.............     646,086       (892,786)     (246,700)

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .30% of the average daily net assets of the Short-Term Government Securities Fund, .35% of the average daily net assets of the Intermediate-Term Managed Income Fund and .75% of the average daily net assets of the Managed Income Fund. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:

     Short-Term Government Securities Fund............................. $17,293
     Intermediate-Term Managed Income Fund.............................  41,702
     Managed Income Fund...............................................  77,398

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund to maintain an annual expense ratio of not more than .62% and .72%, respectively. For the year ended March 31, 1999, no expenses were reimbursed pursuant to these voluntary actions. In addition, currently, U.S. Trust is voluntarily limiting its investment advisory fee to .65% of the average daily net assets for Managed Income Fund. For the year ended March 31, 1999, U.S. Trust waived investment advisory fees totaling $208,120 for Managed Income Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $178,404 for the year ended March 31, 1999. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1999, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
     Short-Term Government Securities Fund............  $40,855       $  162
     Intermediate-Term Managed Income Fund............   74,201          389
     Managed Income Fund..............................   64,413        1,864

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. Purchases and Sales of Securities:

  For the year ended March 31, 1999, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
     Short-Term Government Securities Fund........... $ 68,421,451 $ 46,338,591
     Intermediate-Term Managed Income Fund...........  277,376,370  235,371,823
     Managed Income Fund.............................  577,714,691  522,497,296

4. Common Stock:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
26.375 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the Managed Income Fund, and 500 million shares each of the Short-Term Government Securities Fund and the Intermediate-Term Managed Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                 Short-Term Government Securities Fund
                            --------------------------------------------------
                              Year Ended 03/31/99       Year Ended 03/31/98
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
                            ----------  ------------  ----------  ------------
Sold.......................  4,313,755  $ 30,390,997   1,570,677  $ 10,975,144
Issued as reinvestment of
 dividends.................     77,059       543,382      44,519       311,065
Redeemed................... (1,565,745)  (11,047,623) (1,412,887)   (9,870,666)
                            ----------  ------------  ----------  ------------
Net Increase...............  2,825,069  $ 19,886,756     202,309  $  1,415,543
                            ==========  ============  ==========  ============
                                 Intermediate-Term Managed Income Fund
                            --------------------------------------------------
                              Year Ended 03/31/99       Year Ended 03/31/98
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
                            ----------  ------------  ----------  ------------
Sold.......................  7,225,482  $ 52,716,314   4,118,110  $ 29,395,499
Issued as reinvestment of
 dividends.................     60,786       444,096      35,038       249,767
Redeemed................... (2,507,271)  (18,295,582) (2,443,880)  (17,409,830)
                            ----------  ------------  ----------  ------------
Net Increase...............  4,778,997  $ 34,864,828   1,709,268  $ 12,235,436
                            ==========  ============  ==========  ============
                                          Managed Income Fund
                            --------------------------------------------------
                              Year Ended 03/31/99       Year Ended 03/31/98
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
                            ----------  ------------  ----------  ------------
Sold.......................  6,445,954  $ 59,579,168   3,432,506  $ 30,874,198
Issued as reinvestment of
 dividends.................    308,474     2,850,516     185,721     1,667,354
Redeemed................... (4,143,351)  (38,484,541) (3,847,425)  (34,478,123)
                            ----------  ------------  ----------  ------------
Net Increase (Decrease)....  2,611,077  $ 23,945,143    (229,198) $ (1,936,571)
                            ==========  ============  ==========  ============

5. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.

6. Year 2000 Risk (Unaudited):

  Like other investment companies, financial and business organizations and individuals around the world, the Portfolios could be affected adversely if the computer systems used by the investment managers and the Portfolios' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Portfolios' other service providers have informed the Excelsior Fund that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Portfolios at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Portfolios as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Portfolios (three of the portfolios constituting the Excelsior Funds, Inc. (the "Fund")) as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 1999, the designation for the Intermediate-Term Managed Income Fund and the Managed Income Fund of 20% long-term capital gains are approximately $1,232,000 and $136,000, respectively.

  For the year ended March 31, 1999, the percentage of income earned from direct treasury obligations was as follows:

                                                                        Interest
                                                                         Earned
                                                                        --------
   Short-Term Government Securities Fund...............................  82.13%
   Intermediate-Term Managed Income Fund...............................  30.37%
   Managed Income Fund.................................................  30.84%




USTFIA399